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Exhibit 99.2

Supplemental Financial Information
For the three and six months ended June 30, 2008

The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial data	4-5
Supplemental FFO information	4
Capital expenditures	5
Operational data	6-9
Sales per square foot	6
Occupancy	7
Rent	8
Cost of occupancy	9
Balance sheet information	10-12
Debt summary	10
Outstanding debt by maturity	11-12
Development and Pipeline Forecast	13

        This supplemental financial information should be read in connection with the Company's second quarter 2008 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date August 7, 2008) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of June 30, 2008, the Operating Partnership owned or had an ownership interest in 72 regional shopping centers and 19 community shopping centers aggregating approximately 77 million square feet of gross leasable area ("GLA"). These 91 regional and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets; and risks of real estate development, redevelopment, and expansion, including availability and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K/A for the year ended December 31, 2007, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	6/30/2008	12/31/2007	12/31/2006	12/31/2005
	dollars in thousands except per share data

Closing common stock price per share	$62.13	$71.06	$86.57	$67.14
52 week high	$93.45	$103.59	$87.10	$71.22
52 week low	$57.50	$69.44	$66.70	$53.10
Shares outstanding at end of period
Class A participating convertible preferred units	—	2,855,393	2,855,393	2,855,393
Class A non-participating convertible preferred units	209,829	219,828	287,176	287,176
Series A cumulative convertible redeemable preferred stock	1,044,271	3,067,131	3,627,131	3,627,131
Common shares and partnership units	87,128,630	84,864,600	84,767,432	73,446,422

Total common and equivalent shares/units outstanding	88,382,730	91,006,952	91,537,132	80,216,122

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,826,561	$7,507,559	$6,620,271	$6,863,690
Equity market capitalization	5,491,219	6,466,954	7,924,369	5,385,710

Total market capitalization	$13,317,780	$13,974,513	$14,544,640	$12,249,400

Leverage ratio (%)(a)	58.8%	53.7%	45.5%	56.0%
Floating rate debt as a percentage of total market capitalization	12.3%	8.0%	9.5%	13.0%
Floating rate debt as a percentage of total debt	21.0%	14.8%	20.8%	35.7%

(a)
Debt as a percentage of total market capitalization

Portfolio Capitalization at June 30, 2008

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Participating Convertible Preferred Units ("PCPU's")	Class A Non-Participating Convertible Preferred Units ("NPCPU's")	Series A Cumulative Convertible Redeemable Preferred Stock	Total Common and Equivalent Shares/ Units

Balance as of December 31, 2007	12,552,837	72,311,763	2,855,393	219,828	3,067,131	91,006,952
Redemption of PCPU's in exchange for the distribution of interests in properties			(2,855,393)			(2,855,393)
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share or unit-based plans	6,821	219,107				225,928

Balance as of March 31, 2008	12,559,658	72,530,870	—	219,828	3,067,131	88,377,487

Conversion of partnership units to common shares	(48,625)	48,625	—	—	—	—
Conversion of partnership units to cash	(6,397)	—	—	—	—	(6,397)
Conversion of NPCPU's to common shares	—	9,999	—	(9,999)	—	—
Conversion of preferred stock to common shares	—	2,022,860	—	—	(2,022,860)	—
Issuance of stock/partnership units from stock option exercises, restricted stock issuance or other share- or unit-based plans	—	11,640	—	—	—	11,640

Balance as of June 30, 2008	12,504,636	74,623,994	—	209,829	1,044,271	88,382,730

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of June 30,
	2008	2007

Straight line rent receivable	$58.5	$52.5

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2008	2007	2008	2007
	dollars in millions

Lease termination fees	$2.3	$3.1	$4.8	$6.5
Straight line rental income	$2.6	$3.2	$4.7	$4.8
Gain on sales of undepreciated assets	$1.4	$(0.2)	$3.0	$0.7
Amortization of acquired above- and below-market leases (SFAS 141)	$3.9	$3.5	$8.5	$7.5
Amortization of debt premiums	$2.8	$3.5	$5.5	$7.4
Interest capitalized	$9.2	$9.7	$16.8	$15.6

(a)
All joint venture amounts included at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Six Months Ended 6/30/2008	Year Ended 12/31/2007	Year Ended 12/31/2006
	dollars in millions

Consolidated Centers
Acquisitions of property and equipment	$69.1	$387.9	$580.5
Development, redevelopment and expansions of Centers	266.3	545.9	184.3
Renovations of Centers	4.7	31.1	51.4
Tenant allowances	6.4	28.0	27.0
Deferred leasing charges	12.3	21.6	21.6

Total	$358.8	$1,014.5	$864.8
Joint Venture Centers(a)
Acquisitions of property and equipment	$265.8	$24.8	$28.7
Development, redevelopment and expansions of Centers	16.4	33.5	48.8
Renovations of Centers	6.0	10.5	8.1
Tenant allowances	3.6	15.1	13.8
Deferred leasing charges	1.7	4.2	4.3

Total	$293.5	$88.1	$103.7

(a)
All joint venture amounts at pro rata.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Wholly Owned Centers	Joint Venture Centers	Total Centers

6/30/2008(b)	$448	$486	$468
12/31/2007(c)	$453	$488	$472
12/31/2006	$435	$470	$452
12/31/2005	$395	$440	$417

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    Due to tenant sales reporting timelines, the data presented is as of May 31, 2008.

    (c)
    Due to tenant sales reporting timelines, the data presented is as of November 30, 2007. Sales per square foot were $472 after giving effect to the Rochester Redemption, including The Shops at North Bridge and excluding the Community/Specialty Centers.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Wholly Owned Centers(a)	Joint Venture Centers(a)	Total Centers(a)

6/30/2008	92.2%	93.4%	92.9%
12/31/2007	92.8%	94.0%	93.5%
12/31/2006	93.0%	94.2%	93.6%
12/31/2005	93.2%	93.8%	93.5%

    (a)
    Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Commencing During the Period(b)	Average Base Rent PSF on Leases Expiring(c)

Wholly Owned Centers
6/30/2008	$40.87	$44.20	$35.14
12/31/2007	$38.49	$43.23	$34.21
12/31/2006	$37.55	$38.40	$31.92
12/31/2005	$34.23	$35.60	$30.71
Joint Venture Centers
6/30/2008	$41.54	$47.85	$37.61
12/31/2007	$38.72	$47.12	$34.87
12/31/2006	$37.94	$41.43	$36.19
12/31/2005	$36.35	$39.08	$30.18

(a)
Average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the six months ended June 30, 2008. Leases for Santa Monica Place were excluded for the six months ended June 30, 2008.

(b)
The average base rent per square foot on lease signings commencing during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Lease signings for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005. Lease signings for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the six months ended June 30, 2008. Lease signings for Santa Monica Place were excluded for the six months ended June 30, 2008.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Tucson La Encantada and the expansion area of Queens Center were excluded for Year 2005. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2007 and the six months ended June 30, 2008. Leases for Santa Monica Place were excluded for the six months ended June 30, 2008.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2007	2006	2005

Wholly Owned Centers
Minimum rents	8.0%	8.1%	8.3%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries(a)	3.8%	3.7%	3.6%

Total	12.2%	12.2%	12.4%

	For Years Ended December 31,
	2007	2006	2005

Joint Venture Centers
Minimum rents	7.3%	7.2%	7.4%
Percentage rents	0.5%	0.6%	0.5%
Expense recoveries(a)	3.2%	3.1%	3.0%

Total	11.0%	10.9%	10.9%

(a)
Represents real estate tax and common area maintenance charges.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary

	As of June 30, 2008
	Fixed Rate	Variable Rate(a)	Total
	dollars in thousands

Consolidated debt	$4,463,980	$1,448,440	$5,912,420
Unconsolidated debt	1,719,720	194,421	1,914,141

Total debt	$6,183,700	$1,642,861	$7,826,561
Weighted average interest rate	5.64%	4.00%	5.30%
Weighted average maturity (years)			3.32

(a)
Excludes swapped floating rate debt. Swapped debt is included in fixed debt category.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of June 30, 2008
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
I. Consolidated Assets:
Fresno Fashion Fair (b)	08/10/08	6.52%	$63,068	$—	$63,068
South Towne Center	08/10/08	6.66%	64,000	—	64,000
Queens Center	03/01/09	7.11%	89,730	—	89,730
South Plains Mall	03/01/09	8.29%	58,236	—	58,236
Carmel Plaza	05/01/09	8.18%	26,033	—	26,033
Paradise Valley Mall	05/01/09	5.89%	20,751	—	20,751
Northridge Mall	07/01/09	4.94%	80,398	—	80,398
Wilton Mall	11/01/09	4.79%	43,622	—	43,622
Macerich Partnership Term Loan (c)	04/25/10	6.50%	450,000	—	450,000
Macerich Partnership Line of Credit (d)	04/25/10	6.23%	400,000	—	400,000
Vintage Faire Mall	09/01/10	7.91%	63,868	—	63,868
Santa Monica Place	11/01/10	7.79%	78,462	—	78,462
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Danbury Fair Mall	02/01/11	4.64%	173,207	—	173,207
Shoppingtown Mall	05/11/11	5.01%	43,849	—	43,849
Capitola Mall	05/15/11	7.13%	38,420	—	38,420
Freehold Raceway Mall	07/07/11	4.68%	174,728	—	174,728
Pacific View	08/31/11	7.25%	81,552	—	81,552
Pacific View	08/31/11	7.00%	6,581	—	6,581
Rimrock Mall	10/01/11	7.56%	42,498	—	42,498
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,539	—	8,539
The Macerich Company—Convertible Senior Notes (e)	03/15/12	3.66%	942,963	—	942,963
Tucson La Encantada	06/01/12	5.84%	78,000	—	78,000
Chandler Fashion Center	11/01/12	5.20%	101,394	—	101,394
Chandler Fashion Center	11/01/12	6.00%	66,773	—	66,773
Towne Mall	11/01/12	4.99%	14,604	—	14,604
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Queens Center	03/31/13	7.00%	215,229	—	215,229
Greeley—Defeaseance	09/01/13	6.34%	27,362	—	27,362
FlatIron Crossing	12/01/13	5.26%	186,015	—	186,015
Great Northern Mall	12/01/13	5.19%	39,943	—	39,943
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Valley River Center	02/01/16	5.60%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,731	—	15,731
Chesterfield Towne Center	01/01/24	9.07%	54,924	—	54,924

Total Fixed Rate Debt for Consolidated Assets		5.57%	$4,463,980	$—	$4,463,980

Twenty Ninth Street	06/05/09	3.48%	—	115,000	115,000
La Cumbre Plaza	08/09/09	3.85%	—	30,000	30,000
Promenade at Casa Grande (f)	08/16/09	4.13%	—	47,468	47,468
Panorama Mall	02/28/10	3.56%	—	50,000	50,000
Macerich Partnership Line of Credit	04/25/10	3.75%	—	828,000	828,000
Cactus Power Center (g)	03/14/11	3.84%	—	337	337
Victor Valley, Mall of	05/06/11	4.32%	—	100,000	100,000
Westside Pavilion	06/05/11	5.33%	—	175,000	175,000
SanTan Village Regional Center (h)	06/13/11	5.22%	—	102,635	102,635

Total Floating Rate Debt for Consolidated Assets		4.07%	$—	$1,448,440	$1,448,440

Total Debt for Consolidated Assets		5.21%	$4,463,980	$1,448,440	$5,912,420

II. Unconsolidated Joint Ventures (At Company's pro rata share):
Broadway Plaza (50%) (i)	08/01/08	6.68%	$29,412	$—	$29,412
Chandler Festival (50%)	10/01/08	4.37%	14,715	—	14,715
Chandler Gateway (50%)	10/01/08	5.19%	9,307	—	9,307
Washington Square (51%)	02/01/09	6.72%	49,067	—	49,067
Metrocenter Mall (15%) (j)	02/09/09	5.34%	16,800	—	16,800
Inland Center (50%)	02/11/09	4.69%	27,000	—	27,000
The Shops at North Bridge (50%)	07/01/09	4.67%	102,964	—	102,964
Biltmore Fashion Park (50%)	07/10/09	4.70%	37,393	—	37,393

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of June 30, 2008
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate (a)	Fixed	Floating	Total Debt Balance (a)
Redmond Office (51%)	07/10/09	6.77%	$32,594	$—	$32,594
Redmond Retail (51%)	08/01/09	4.81%	36,466	—	36,466
Corte Madera, The Village at (50.1%)	11/01/09	7.75%	32,364	—	32,364
Ridgmar (50%)	04/11/10	6.11%	28,700	—	28,700
Kitsap Mall/Place (51%)	06/01/10	8.14%	29,005	—	29,005
Cascade (51%)	07/01/10	5.28%	19,949	—	19,949
Stonewood Mall (51%)	12/11/10	7.44%	37,504	—	37,504
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	26,291	—	26,291
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.96%	92,822	—	92,822
NorthPark Center (50%)	05/10/12	8.33%	41,388	—	41,388
NorthPark Land (50%)	05/10/12	8.33%	39,977	—	39,977
Kierland Greenway (24.5%)	01/01/13	6.01%	15,650	—	15,650
Kierland Main Street (24.5%)	01/02/13	4.99%	3,781	—	3,781
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
Tyson's Corner (50%)	02/17/14	4.78%	167,371	—	167,371
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	59,522	—	59,522
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	23,175	—	23,175
West Acres (19%)	10/01/16	6.41%	12,921	—	12,921
Wilshire Building (30%)	01/01/33	6.35%	1,852	—	1,852

Total Fixed Rate Debt for Unconsolidated Assets		5.81%	$1,719,720	$—	$1,719,720

Kierland Tower Lofts (15%)	12/14/08	4.25%	—	1,639	1,639
Washington Square (51%)	02/01/09	4.46%	—	16,320	16,320
Metrocenter Mall (15%)	02/09/09	8.02%	—	3,240	3,240
Desert Sky Mall (50%)	03/06/09	3.57%	—	25,750	25,750
NorthPark Land (50%)	08/30/09	5.00%	—	3,500	3,500
Superstition Springs Center (33.3%)	09/09/09	2.85%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/09	3.17%	—	31,125	31,125
Boulevard Shops (50%)	12/17/10	3.39%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	3.64%	—	8,643	8,643
Market at Estrella Falls (35.1%)	06/01/11	5.47%	—	4,706	4,706
Los Cerritos Center (51%)	07/01/11	3.17%	—	66,300	66,300

Total Floating Rate Debt for Unconsolidated Assets		3.51%	$—	$194,421	$194,421

Total Debt for Unconsolidated Assets		5.58%	$1,719,720	$194,421	$1,914,141

Total Debt		5.30%	$6,183,700	$1,642,861	$7,826,561

Percentage to Total			79.01%	20.99%	100.00%

a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
On July 10, 2008, this entire loan was paid off and a new $170 million seven year fixed rate loan at 6.76% was placed on the property.

(c)
This debt has an interest rate swap agreement which effectively fixed the interest rate from December 1, 2005 to April 25, 2010.

(d)
This debt has an interest rate swap agreement which effectively fixed the interest rate from September 12, 2006 to April 25, 2011.

(e)
These convertible senior notes were issued on 3/16/07 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $7.0 million and the annual interest rate represents the effective interest rate, including the discount.

(f)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(g)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 52.42%.

(h)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.74%.

(i)
On July 31, 2008, this entire loan was paid off and a new $150 million seven year fixed rate loan at 6.11% was placed on the property by the joint venture.

(j)
This debt has an interest rate swap agreement which effectively fixed the interest rate from January 15, 2005 to February 15, 2009.

The Macerich Company
Supplemental Financial and Operating Information
Development Pipeline Forecast
as of August 7, 2008

								ESTIMATED YEAR PLACED IN SERVICE (1)
								2007	2008	2009	2010
Property			Estimated Project Size (1)	Estimated Total Project Cost (1)		Estimated Pro rata Project Cost (1)	Estimated Completion Date (1)
	Location	Project Type			Ownership %			COST	COST	COST	COST
REDEVELOPMENT
Arrowhead Towne Center	Glendale, AZ	Expansion—Dick's Sporting Goods	70,000	$13,000,000	33.3%	$4,329,000	2008		$4,329,000
Freehold Raceway Mall	Freehold, NJ	Expansion—Lifestyle Village	95,000	$43,000,000	100%	$43,000,000	2007/2008	$23,000,000	$20,000,000
Scottsdale Fashion Square	Scottsdale, AZ	Expansion—Barney's New York/Retail	170,000	$143,000,000	50%	$71,500,000	2009/2010			$60,775,000	$10,725,000
Shoppingtown Mall	DeWitt, NY	Expansion—Regal Theatres		$6,000,000	100%	$6,000,000	2008		$6,000,000
Vintage Faire Mall	Modesto, CA	Expansion—Lifestyle Village	60,000	$27,000,000	100%	$27,000,000	2008/2009		$23,000,000	$4,000,000
The Oaks	Thousand Oaks, CA	Redevelopment/Expansion	97,288	$250,000,000	100%	$250,000,000	2008/2009		$200,000,000	$50,000,000
Chesterfield Town Center	Richmond, VA	Redevelopment		$14,000,000	100%	$14,000,000	2008		$14,000,000
FlatIron Crossing	Broomfield, CO	Redevelopment—Lord & Taylor Building/Re-Tenanting	100,000	$17,000,000	100%	$17,000,000	2009/2010			$14,000,000	$3,000,000
Northgate Mall	San Rafael, CA	Redevelopment	725,000	$79,000,000	100%	$79,000,000	2009/2010			$50,000,000	$29,000,000
Santa Monica Place	Santa Monica, CA	Redevelopment	550,000	$265,000,000	100%	$265,000,000	2009/2010			$225,250,000	$39,750,000
Westside Pavilion	West Los Angeles, CA	Redevelopment	100,000	$30,000,000	100%	$30,000,000	2007/2008	$21,000,000	$9,000,000
Fiesta Mall	Mesa, AZ	Anchor Replacement—Dick's Sporting Goods/Best Buy	110,000	$50,000,000	100%	$50,000,000	2009			$50,000,000
Lakewood Mall	Lakewood, CA	Anchor Replacement—Costco	160,000	$23,000,000	51%	$11,730,000	2008		$11,730,000
Washington Square	Portland, OR	Anchor Replacement—Dick's Sporting Goods	80,000	$15,000,000	51%	$7,650,000	2008		$7,650,000
Danbury Fair Mall	Danbury, CT	Renovation		$31,000,000	100%	$31,000,000	2008		$31,000,000
Flagstaff Mall	Flagstaff, AZ	Renovation		$12,500,000	100%	$12,500,000	2007/2008	$8,000,000	$4,500,000
Freehold Raceway Mall	Freehold, NJ	Renovation		$22,000,000	100%	$22,000,000	2007/2008	$13,000,000	9,000,000
La Cumbre Plaza	Santa Barbara, CA	Renovation		$22,000,000	100%	$22,000,000	2008/2009/2010		$7,500,000	$11,800,000	$2,700,000

TOTAL			2,317,288	$1,062,500,000		$963,709,000		$65,000,000	$347,709,000	$465,825,000	$85,175,000
GROUND UP DEVELOPMENT
Estrella Falls	Goodyear, AZ	Regional Mall	1,000,000	$210,000,000	84%	$176,400,000	2010/2011				$149,940,000
SanTan Village Regional Center	Gilbert, AZ	Regional Mall	1,200,000	$205,000,000	84.74%	$173,717,000	2007/2008	$103,000,000	$70,717,000
Promenade at Casa Grande	Casa Grande, AZ	Lifestyle/Power Center	1,014,016	$118,000,000	51.3%	$60,534,000	2007/2008	$30,267,000	$30,267,000
Marketplace at Flagstaff	Flagstaff, AZ	Lifestyle/Power Center	271,000	$45,000,000	100%	$45,000,000	2007/2008	$34,000,000	$11,000,000
Market at Estrella Falls	Goodyear, AZ	Power Center	500,000	$90,000,000	35.1%	$31,590,000	2008/2009		$18,900,000	$9,450,000	$3,240,000
Prasada—Waddell Center West	Surprise, AZ	Power Center	525,841	$58,000,000	50.42%	$29,243,600	2010				$29,243,600
Prasada—Cactus Power Center	Surprise, AZ	Power Center	683,563	$132,000,000	52.42%	$69,194,400	2010				$69,194,400

TOTAL			5,194,420	$858,000,000		$585,679,000		$167,267,000	$130,884,000	$9,450,000	$251,618,000
GRAND TOTAL			7,511,708	$1,920,500,000		$1,549,388,000		$232,267,000	$478,593,000	$475,275,000	$336,793,000
POTENTIAL DEVELOPMENT OPPORTUNITIES
Biltmore	Phoenix, AZ	Mixed-Use Expansion			50%
Tysons Corner	McLean, VA	Mixed-Use Expansion			50%
Scottsdale Fashion Square	Scottsdale, AZ	Mixed-Use Expansion			50%
TOTAL

NOTES

(1)—Much of this information is estimated and may change from time to time. See the Company's Forward Looking Statements disclosure on page 1 for factors that may effect the information provided in this table.

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
Portfolio Capitalization at June 30, 2008
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental Funds from Operations ("FFO") Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Rent
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date